Exhibit 10.90

EXECUTION

AMENDMENT NUMBER SEVEN to the
MASTER REPURCHASE AGREEMENT
dated as of September 14, 2015
among
BARCLAYS BANK PLC
and
PENNYMAC CORP.
and
PENNYMAC LOAN SERVICES, LLC
and
PENNYMAC MORTGAGE INVESTMENT TRUST

This AMENDMENT NUMBER SEVEN (this “Amendment”) is made as of this 1st day of December, 2017, by and among Barclays Bank PLC (the “Purchaser” and the “Agent”), PennyMac Mortgage Investment Trust (the “Guarantor”), PennyMac Loan Services, LLC (the “Servicer”) and PennyMac Corp. (the “Seller”), and amends that certain Master Repurchase Agreement, dated as of September 14, 2015, as amended by Amendment Number One, dated as of August 31, 2016, Amendment Number Two, dated as of September 29, 2016, Amendment Number Three, dated as of December 2, 2016, Amendment Number Four, dated as of March 24, 2017, Amendment Number Five, dated as of May 3, 2017 and Amendment Number Six, dated as of June 16, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among the Purchaser, the Agent, the Guarantor, the Servicer and the Seller.

WHEREAS, the Purchaser, the Agent, the Guarantor, the Servicer and the Seller have agreed to amend the Repurchase Agreement as more particularly set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.Amendments. Effective as of the date hereof,

(a)Section 2 of the Repurchase Agreement is hereby amended by deleting the defined terms “Maturity Date,” “Repurchase Date,” “Seller Mortgage Loan Schedule” and “Transaction Notice” in their entirety and replacing such terms with the following:

“Maturity Date” means February 1, 2018.

“Repurchase Date” means, with respect to any Transaction, the earliest of (i) the Termination Date, (ii) the Business Day following Seller’s written notice to Purchaser requesting a repurchase of such Transaction or (iii) at the conclusion of the Maximum Age Since Origination for any Eligible Mortgage Loan purchased hereunder, or if such day is not a Business Day, the immediately following Business Day.

“Seller Mortgage Loan Schedule” means the list of Purchased Assets proposed to be purchased by Purchaser, in the form of Exhibit H hereto, that will be delivered in an excel spreadsheet format by Seller to Purchaser and Custodian and attached by the Custodian to the related Certification.

“Transaction Notice” means a written request of Seller to enter into a Transaction in a form attached as Exhibit C hereto or such other form as shall be mutually agreed upon between Seller and Purchaser, which is deemed to be delivered to the Purchaser in accordance with Section 3(c) herein.

(b)Section 3 of the Repurchase Agreement is hereby amended by deleting subsection 3(c) in its entirety and replacing it with the following:

(c)Unless otherwise agreed, Seller shall request that Purchaser enter into a Transaction with respect to any Eligible Mortgage Loan by delivering to the indicated required parties (each, a “Required Recipient”) the required delivery items (each, a “Required Delivery Item”) set forth in the table below by the corresponding required delivery time (the “Required Delivery Time”), and such Transaction shall occur no later than the corresponding required purchase time (the “Required Purchase Time”):

Purchased Asset Type	Required Delivery Items	Required Delivery Time	Required Recipient	Required Purchase Time
Eligible Mortgage Loans (other than Wet-Ink Mortgage Loans	Seller Mortgage Loan Schedule	No later than 2:00 p.m. (New York City time) on the requested Purchase Date	Purchaser and Custodian	No later than 5:00 p.m. (New York City time) on the requested Purchase Date
	The complete Mortgage Files to Custodian for each Mortgage Loan subject to such Transaction	No later than 9:00 a.m. (New York City time) on the Business Date prior to the requested Purchase Date	Custodian

Purchased Asset Type	Required Delivery Items	Required Delivery Time	Required Recipient	Required Purchase Time
Wet-Ink Mortgage Loans	(i) Seller Mortgage Loan Schedule and (ii) a Closing Protection Letter	No later than 2:30 p.m. (New York City time) on the requested Purchase Date	Purchaser and Custodian	No later than 4:30 p.m. (New York City time) on the requested Purchase Date

The date on which any notice pursuant to this Section 3(c) is given is known as the “Notice Date”; provided that with respect to any Eligible Mortgage Loan, if such notice is given after 2:00 p.m. (New York City time) on the date of the proposed Purchase Date, the Notice Date shall be deemed to be the next succeeding Business Day and the proposed Purchase Date shall be no earlier than such Notice Date.

(c)Section 3 of the Repurchase Agreement is hereby amended by deleting “Transaction Notice” in the seventh line of subsection (e) and replacing it with “Seller Mortgage Loan Schedule.”

(d)Section 4 of Repurchase Agreement is hereby amended by deleting  “Transaction Notice” from the sixth line and replacing it with “Seller Mortgage Loan Schedule.”

(e)Section 10 of Repurchase Agreement is hereby amended by deleting “The Transaction Notice and” from subsection 10(b)(i)(B).

(f)Section 13 of the Repurchase Agreement is hereby amended by deleting the words “Transaction Notice” on the seventh line of subsection 13(m) and replacing them with “written notice to Agent”.

SECTION 2.Fees and Expenses.  Seller agrees to pay to Purchaser all fees and out of pocket expenses incurred by Purchaser in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to Purchaser incurred in connection with this Amendment, in accordance with Section 23 of the Repurchase Agreement. In addition, as a condition precedent to the effectiveness of this Amendment, Seller shall pay to Purchaser a fully earned extension fee payable in two installments, each equal to $189,583.33, on the Monthly Payment Dates in December 2017 and January 2018 (the “Extension Fee”).  The Extension Fee is non-refundable. The payment of such Extension Fee shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim in accordance with the Purchaser’s Wire Instructions.

SECTION 3.Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Repurchase Agreement.

SECTION 4.Limited Effect.  Except as amended hereby, the Repurchase Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment need not be made in the Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Repurchase Agreement, any reference in any of such items to the Repurchase Agreement being sufficient to refer to the Repurchase Agreement as amended hereby.

SECTION 5.Representations. In order to induce Purchaser to execute and deliver this Amendment, each of the Guarantor, the Servicer and the Seller hereby represents to Purchaser that as of the date hereof, (i) each of the Guarantor, the Servicer and the Seller is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof and (ii) no default or event of default has occurred and is continuing under the Program Documents.

SECTION 6.Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflict of laws (other than Sections 5-1401 and 5‑1402 of the New York General Obligations Law which shall be applicable).

SECTION 7.Counterparts.  For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.  The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

SECTION 8.Miscellaneous.

(a)	This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
(b)

The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Repurchase Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the Purchaser, the Agent, the Servicer, the Guarantor and the Seller have each caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.

BARCLAYS BANK PLC,
as Purchaser and Agent

By:	/s/ Ellen Kiernan
	Name:	Ellen Kiernan
	Title:	Director

PENNYMAC CORP.,
as Seller

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Managing Director, Treasurer

PENNYMAC MORTGAGE INVESTMENT TRUST,
as Guarantor

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Managing Director, Treasurer

PENNYMAC LOAN SERVICES, LLC,
as Servicer

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Managing Director, Treasurer

Amendment Number Seven to Master Repurchase Agreement